Dreyfus

100% U.S. Treasury

Money Market Fund

SEMIANNUAL REPORT June 30, 1999

(reg.tm)

The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             7   Statement of Assets and Liabilities

                             8   Statement of Operations

                             9   Statement of Changes in Net Assets

                            10   Financial Highlights

                            11   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                     Dreyfus 100% U.S. Treasury

                                                              Money Market Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus 100% U.S. Treasury Money Market Fund, covering the six-month period from January 1, 1999 through June 30, 1999. Inside, you'll find valuable information about how the fund was managed during the period, including a discussion with senior portfolio manager, Patricia A. Larkin.

After remaining relatively steady during the first quarter of 1999, yields on money market securities generally rose in the second quarter in response to expectations that the Federal Reserve Board would raise short-term interest rates at their June meeting. On June 30, the Federal Reserve raised rates amid stronger-than-expected global and domestic economic growth. Their objective was to forestall a potential resurgence of inflationary pressures.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus 100% U.S. Treasury Money Market Fund

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

July 15, 1999





<PAGE 2>

DISCUSSION OF FUND PERFORMANCE

Patricia A. Larkin, Senior Portfolio Manager

How did Dreyfus 100% U.S. Treasury Money Market Fund  perform during the period

For the six-month period ended June 30, 1999, Dreyfus 100% U.S. Treasury Money Market Fund produced an annualized yield of 4.01% which, taking into account the effect of compounding, the annualized effective yield was 4.09%.(1) The fund provided a total return of 2.04%(2) compared to the Lipper U.S. Treasury Money Market Funds category average total return of 2.00% for the same period.(3)

We attribute the fund's yield to the fact that we owned longer-term securities, while maintaining an average dollar-weighted fund maturity of 90 days or less, which enabled us to lock in higher returns in an environment characterized, for all but the end of the period, by declining or stable interest rates.

What is the fund's investment approach?

There are many factors we consider in managing the fund. We closely monitor the outlook for growth and inflation. We follow overseas developments for any influence they may have on the domestic economy. The posture of the Federal Reserve Board (the "Fed") is a key determinant in our decision on how best to structure the fund.

In addition, we actively manage the average maturity of the fund in an attempt to take advantage of expected interest rate changes based upon our economic outlook. If we believe that interest rates will fall, we typically lengthen average maturity to lock in the then-current rates. Conversely, in a rising rate environment, we typically shorten maturities to be able to reinvest at anticipated higher rates in the future.

                                                             The Fund



<PAGE 3>

DISCUSSION OF FUND PERFORMANCE (CONTINUED)

As a money market fund, the fund only buys securities rated in one of the two highest rating categories for debt obligations, or of comparable credit quality. The fund must also maintain an average dollar-weighted fund maturity of 90 days or less and may buy only securities with remaining maturities of 13 months or less.

What other factors influenced the fund's performance?

Last fall, in the wake of Asian market turmoil, the Open Market Committee of the Fed cut short-term interest rates three times in an attempt to provide liquidity and improve investor confidence. Since then, there have been concerns that global and domestic factors might push the United States economy towards unsustainable growth.

As of June 30, 1999, Asian economies appear to have stabilized. What's more, the outlook for growth in the major industrialized nations has been improving. The domestic economy continued to move ahead briskly, evidenced by a strong rebound in manufacturing output that shows signs of gaining momentum. Consumer confidence was at a 30-year high. Employment was strong, with hourly wages rising. Despite concerns that overly rapid economic growth might lead to destructive inflationary pressure, the Fed held interest rates steady through all but the very end of the period. Because we managed the fund at a relatively longer average maturity, investors have been able to benefit from stable rates and the Fed's long held accommodative stance during the reporting period.

What is the fund's current strategy?

Throughout the reporting period, as the economy showed robust growth, bond and money markets anticipated a tightening of monetary policy by the Fed. Such tightening was signaled by Chairman Alan Greenspan's mid-May announcement of a shift in policy towards a bias to increase rates. The bias changed in fact just
prior    to    the    end    of    the


<PAGE 4>


reporting period, when the Fed raised the target Federal Funds rates by one-quarter point to five percent with an accompanying return to a neutral stance on future Federal Funds rate movement. An initial relief rally has been replaced by a cautious "wait and see" market view.

Over the reporting period, the fund benefited from our commitment to a longer maturity structure. When rates did not rise as quickly as markets expected, longer maturities enhanced return. However, over the past few months, we have taken a somewhat less aggressive stance, slowly reducing the average maturity of our investments. In an uncertain market with the potential for further tightening, we have adopted this approach, while still seeking opportunities to capture additional yield as such opportunities arise.

July 15, 1999

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

(2)  TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS.

(3)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

                                                             The Fund

<PAGE 5>

STATEMENT OF INVESTMENTS

June 30, 1999 (Unaudited)

                                                                         Annualized
                                                                          Yield on
                                                                       Date of  Principal

U.S. TREASURY BILLS--7.5%                                                Purchase (%)            Amount ($)            Value ($)
--------------------------------------------------------------------------------------------------------------------------------
7/22/1999                                                                        5.31             8,701,000            8,675,369

8/12/1999                                                                        4.55             7,331,000            7,292,427

8/26/1999                                                                        4.56             7,903,000            7,847,556

9/23/1999                                                                        4.69             1,775,000            1,755,788

12/9/1999                                                                        4.78             5,821,000            5,700,850

1/6/2000                                                                         4.48            14,763,000           14,429,843

2/3/2000                                                                         4.80             3,495,000            3,398,407

3/2/2000                                                                         4.69            13,818,000           13,396,216

3/30/2000                                                                        4.62             6,062,000            5,859,131

4/27/2000                                                                        4.75            13,589,000           13,072,802

5/25/2000                                                                        5.06             2,734,000            2,613,551

TOTAL U.S. TREASURY  BILLS
  (cost $84,041,940)                                                                                                  84,041,940
-------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY NOTES--89.8%
--------------------------------------------------------------------------------

6.375%, 7/15/1999                                                                4.64           100,000,000          100,061,390

5.50%, 7/31/1999                                                                 4.47           360,000,000          360,368,251

5.00%, 8/15/1999                                                                 4.66            28,315,000           28,358,854

8.875%, 8/15/1999                                                                4.57           125,000,000          125,508,250

5.875%, 8/31/1999                                                                4.63            72,605,000           72,734,277

6.25%, 9/30/1999                                                                 4.73           108,188,000          108,423,511

6.375%, 9/30/1999                                                                4.48            11,165,000           11,231,694

6.50%, 10/15/1999                                                                4.58             8,032,000            8,061,606

6.25%, 10/31/1999                                                                4.52            21,289,000           21,352,081

6.375%, 11/30/1999                                                               5.02            75,000,000           75,799,428

5.875%, 3/31/2000                                                                4.80            50,000,000           50,710,618

6.00%, 4/15/2000                                                                 4.67            25,000,000           25,117,905

6.00%, 6/30/2000                                                                 5.15            20,000,000           20,012,070

TOTAL U.S. TREASURY NOTES
  (cost $1,007,739,935)                                                                                            1,007,739,935
--------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,091,781,875)                                         97.3%                              1,091,781,875

CASH AND RECEIVABLES ( NET)                                                      2.7%                                 30,223,522

NET ASSETS                                                                     100.0%                              1,122,005,397

SEE NOTES TO FINANCIAL STATEMENTS.



<PAGE 6>

STATEMENT OF ASSETS AND LIABILITIES

June 30, 1999 (Unaudited)

                                                    Cost           Value
--------------------------------------------------------------------------------
ASSETS ($):

Investments in securities--See Statement of
Investments                                         1,091,781,875  1,091,781,87

Cash                                                                  9,422,235

Interest receivable                                                  21,202,278

Prepaid expenses and other assets                                       131,755

                                                                  1,122,538,143
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           433,002

Accrued expenses                                                         99,744

                                                                        532,746
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,122,005,397
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   1,122,399,100

Accumulated net realized gain (loss) on investments                   (393,703)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,122,005,397
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of

  Beneficial Interest authorized)                                 1,122,110,326

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

<PAGE 7>

STATEMENT OF OPERATIONS

Six Months Ended June 30, 1999 (Unaudited)


--------------------------------------------------------------------------------
INVESTMENT INCOME ($):

INTEREST INCOME                                                     25,811,491

EXPENSES:

Management fee--Note 2(a)                                            2,754,750

Shareholder servicing costs--Note 2(b)                                 760,895

Custodian fees                                                          42,151

Trustees' fees and expenses--Note 2(c)                                  41,285

Registration fees                                                       36,300

Professional fees                                                       24,194

Prospectus and shareholders' reports                                    17,670

Miscellaneous                                                              908

TOTAL EXPENSES                                                       3,678,153

INVESTMENT INCOME--NET                                              22,133,338
--------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($):               (47,726)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                22,085,612

SEE NOTES TO FINANCIAL STATEMENTS.



<PAGE 8>

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 1999         Year Ended
                                              (Unaudited)         December 31, 1998
--------------------------------------------------------------------------------
OPERATIONS ($):

Investment income--net                         22,133,338           49,685,105

Net realized gain (loss) on investments          (47,726)            (153,399)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  22,085,612           49,531,706
--------------------------------------------------------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                       (22,133,338)         (49,685,105)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                 557,976,617        1,045,848,980

Dividends reinvested                           21,096,477           47,140,240

Cost of shares redeemed                     (599,602,820)      (1,154,200,701)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS          (20,529,726)         (61,211,481)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (20,577,452)         (61,364,880)
------------------------------------------------------------------------------------------------------------------------------

NET ASSETS:

Beginning of Period                         1,142,582,849        1,203,947,729

END OF PERIOD                               1,122,005,397        1,142,582,849

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

<PAGE 9>

FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total  return  shows  how  much your investment in the fund would have increased
(or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                             Six Months Ended
                                              June 30, 1999                           Year Ended December 31,
                                                                          --------------------------------------------

                                                (Unaudited)       1998            1997          1996           1995          1994
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                                1.00          1.00          1.00           1.00          1.00         1.00

Investment Operations:

Investment income--net                                .020          .045          .046           .046          .051         .033

Distributions:

Dividends from investment
   income--net                                       (.020)        (.045)        (.046)         (.046)        (.051)       (.033)

Net asset value, end of period                        1.00          1.00          1.00           1.00          1.00          1.00
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      4.05((+))     4.55          4.74           4.67          5.19          3.38
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 .71((+))       .75           .71           .71            .69           .71

Ratio of net investment income
   to average net assets                             4.02((+))      4.46           4.64         4.55           5.09          3.29
---------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     1,122,005    1,142,583      1,203,948    1,286,854      1,310,691    1,450,739

((+))  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



<PAGE 10>


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus 100% U.S. Treasury Money Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity by investing in obligations of the U.S. Treasury that provide interest income exempt from state and local income taxes. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the fund's shares, which are sold to the public without a sales charge.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates
and   assumptions.   Actual   results   could   differ  from  those  estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund received net earnings credits of $6,221 during the period ended June 30, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

                                                             The Fund

<PAGE 11>


NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that the net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $264,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1999. The carryover does not include net realized securities losses from November 1, 1998 through December 31, 1998 which are treated for Federal tax purposes, as arising in fiscal 1999. If not applied, $13,000 of the carryover expires in fiscal 2003, $153,000 expires in fiscal 2004, $23,000 expires in fiscal 2005 and $75,000 expires in fiscal 2006.

At June 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the
Statement    of    Investments)   .


<PAGE 12>


NOTE 2--Management Fee and Other Transactions  With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended June 30, 1999, the fund was charged $716,986 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 1999, the fund was charged $204,351 pursuant to the transfer agency agreement.

(c) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Trustee Emeritus receives 50% of such compensation.

                                                             The Fund

<PAGE 13>


                                                           For More Information

                        Dreyfus

                        100% U.S. Treasury Money Market Fund

                        200 Park Avenue

                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

Custodian

The Bank of New York

200 Park Avenue

                        New York, NY 10286

Transfer Agent &

Dividend Disbursing Agent

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.

60 State Street

Boston, MA 02109

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL Send your request to info@dreyfus.com

ON THE INTERNET Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 1999 Dreyfus Service Corporation                                  071SA996